UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2013

OCERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation)

12651 High Bluff Drive, Suite 230
San Diego, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 436-3900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 5, 2013, Ocera Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company and entities affiliated with Vivo Capital, Venrock, Deerfield Management, Great Point Partners, QVT Financial, RA Capital Management, InterWest Partners, Three Arch Opportunities Fund and certain other purchasers identified therein (collectively, the “Purchasers”), pursuant to which the Company agreed to issue, and the Purchasers agree to purchase, an aggregate of 3,940,887 units (“Units”) for an aggregate purchase price of $28,000,000 in a private placement (the “Transaction”) in reliance upon exemptions from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and on Regulation D promulgated thereunder. Each Unit consists of one share of common stock, par value $0.00001 per share, of the Company (“Common Stock”) and warrants to acquire 0.20 shares of Common Stock at an exercise price of $7.663 per share (“Warrants”). The Units will consist of an aggregate of 3,940,887 shares of Common Stock (the “Shares”) and Warrants exercisable for an aggregate of 788,177 shares of Common Stock (the “Warrant Shares”). Stifel and Cowen and Company acted as joint placement agents for the Transaction. The Form of Warrant is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

The purchase and sale of the Units under the Purchase Agreement (the “Closing”) is subject to certain conditions, including the entry by the Company and the Purchasers into a registration rights agreement, which is attached hereto as Exhibit 10.2 (the “Registration Rights Agreement”), the entry by the Company and certain of the Company’s directors, executive officers and stockholders into lock-up agreements, the approval of the listing of the Shares and the Warrant Shares on the NASDAQ Global Market, the delivery of certain certificates and opinions and other customary conditions.

The Purchase Agreement may be terminated by either the Company or any Purchaser (with respect to such Purchaser) if the Closing has not occurred by 5:00 p.m. New York City time on December 5, 2013 (other than by any party whose failure to comply with its obligations under the Purchase Agreement caused or resulted in the failure of such Closing to occur by such time).

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Units, Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.

Registration Rights Agreement

Pursuant to the terms of the Purchase Agreement, the Company and the Purchasers entered into the Registration Rights Agreement (the “Registration Rights Agreement”) concurrently with entering into the Purchase Agreement. Within 30 calendar days after the Closing, the Company will be required to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Initial Registration Statement”) covering the resale by the Purchasers or their permitted transferees on a continuous basis pursuant to Rule 415 under the Securities Act (“Rule 415”) of the Shares, Warrant Shares and any securities issued or issuable with respect to the Shares or Warrant Shares as a result of a stock split, dividend or other distribution, recapitalization or similar event (collectively, the “Registrable Securities”), provided that with respect to a holder of Registrable Securities, such holder’s Shares or Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of (x) any such securities are sold pursuant to a registration statement or Rule 144 under the Securities Act, and (y) two years from the date of the Closing. If the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company has agreed, pursuant to the Registration Rights Agreement, to (i) inform each of the thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities.

In the event the Company amends the Initial Registration Statement or files a New Registration Statement, the Company will use its commercially reasonable efforts to file with the SEC one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).  The Company must use its best efforts to cause each Initial Registration Statement, New Registration Statement and Remainder Registration Statement (each a “Registration Statement”) to be declared effective by the SEC as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the 60th calendar date following the date of the Closing (or, if the SEC reviews as has written comments on the Initial Registration Statement or the New Registration Statement, the 90th calendar day following the date of the Closing), and shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the holders and (ii) two years from the date of the Closing.

If (i) the Company fails to file the Initial Registration Statement within 30 days after the Closing, (ii) the SEC fails to declare any of the Registration Statements effective by the applicable 60 or 90-day deadline (iii) after the effective date, (A) such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the holders are not permitted to utilize the prospectus therein to resell such Registrable Securities for any reason for more than an aggregate of either ten consecutive calendar days or thirty calendar days during any twelve-month period, or (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (any of (i) through (iv), an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which either such ten or thirty calendar day period is exceeded, being referred to as an “Event Date”), then, on each such Event Date and on each additional ten consecutive day or thirty day aggregate period following such Event Date until the earlier of (1) the applicable Event is cured or (2) the two-year anniversary of the Closing, the Company shall pay liquidated damages of 1% of the aggregate purchase price of the Registrable Securities purchased by each holder of Registrable Securities, subject to an aggregate liquidated damages amount of 8%.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Purchase Agreement and the Registration Rights Agreement is incorporated into this Item 3.02 by reference.

Item 9.01.      Financial Statements and Exhibits

(d)

4.1	Form of Warrant

10.1	Securities Purchase Agreement, dated as of November 5, 2013, by and among Ocera Therapeutics, Inc. and the Purchasers identified therein.

10.2	Registration Rights Agreement, dated as of November 5, 2013, by and among Ocera Therapeutics, Inc. and the Purchasers identified therein.

99.1	Press Release dated November 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2013	Ocera Therapeutics, Inc.

	By:	/s/ Linda S. Grais, M.D.
	Name:	Linda S. Grais, M.D.
	Title:	President and Chief Executive Officer